Exhibit 99.2

CHESAPEAKE ENERGY CORPORATION - SUPPLEMENTAL TABLES

CONSOLIDATED BALANCE SHEETS (unaudited)

($ in millions, except per share data)	December 31, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$1,079	$130
Restricted cash	74	62
Accounts receivable, net	593	1,438
Short-term derivative assets	637	34
Assets held for sale	—	819
Other current assets	226	215
Total current assets	2,609	2,698
Property and equipment:
Natural gas and oil properties, successful efforts method
Proved natural gas and oil properties	11,468	11,096
Unproved properties	1,806	2,022
Other property and equipment	497	500
Total property and equipment	13,771	13,618
Less: accumulated depreciation, depletion and amortization	(3,674)	(2,431)
Total property and equipment, net	10,097	11,187
Long-term derivative assets	74	47
Deferred income tax assets	933	1,351
Other long-term assets	663	185
Total assets	$14,376	$15,468

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$425	$603
Accrued interest	39	42
Short-term derivative liabilities	3	432
Other current liabilities	847	1,627
Total current liabilities	1,314	2,704
Long-term debt, net	2,028	3,093
Long-term derivative liabilities	9	174
Asset retirement obligations, net of current portion	265	323
Other long-term liabilities	31	50
Total liabilities	3,647	6,344
Contingencies and commitments
Stockholders' equity:
Common stock, $0.01 par value, 450,000,000 shares authorized: 130,789,936 and 134,715,094 shares issued	1	1
Additional paid-in capital	5,754	5,724
Retained earnings	4,974	3,399
Total stockholders' equity	10,729	9,124
Total liabilities and stockholders' equity	$14,376	$15,468

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
($ in millions, except per share data)
Revenues and other:
Natural gas, oil and NGL	$763	$2,201	$3,547	$9,892
Marketing	513	935	2,500	4,231
Natural gas and oil derivatives	533	988	1,728	(2,680)
Gains on sales of assets	139	2	946	300
Total revenues and other	1,948	4,126	8,721	11,743
Operating expenses:
Production	63	126	356	475
Gathering, processing and transportation	190	257	853	1,059
Severance and ad valorem taxes	31	55	167	242
Exploration	8	9	27	23
Marketing	514	936	2,499	4,215
General and administrative	32	40	127	142
Separation and other termination costs	2	5	5	5
Depreciation, depletion and amortization	379	453	1,527	1,753
Other operating expense, net	3	17	18	49
Total operating expenses	1,222	1,898	5,579	7,963
Income from operations	726	2,228	3,142	3,780
Other income (expense):
Interest expense	(22)	(40)	(104)	(160)
Losses on purchases, exchanges or extinguishments of debt	—	(5)	—	(5)
Other income	31	7	79	36
Total other income (expense)	9	(38)	(25)	(129)
Income before income taxes	735	2,190	3,117	3,651
Income tax expense (benefit)	166	(1,390)	698	(1,285)
Net income	569	3,580	2,419	4,936
Deemed dividend on warrants	—	(67)	—	(67)
Net income available to common stockholders	$569	$3,513	$2,419	$4,869
Earnings per common share:
Basic	$4.34	$26.16	$18.21	$38.71
Diluted	$4.02	$24.00	$16.92	$33.36
Weighted average common shares outstanding (in thousands):
Basic	130,999	134,275	132,840	125,785
Diluted	141,491	146,346	142,976	145,961

CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

	Three Months Ended December 31,		Year Ended December 31,
($ in millions)	2023	2022	2023	2022
Cash flows from operating activities:
Net income	$569	$3,580	$2,419	$4,936
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, depletion and amortization	379	453	1,527	1,753
Deferred income tax expense (benefit)	109	(1,351)	428	(1,332)
Derivative (gains) losses, net	(533)	(988)	(1,728)	2,680
Cash receipts (payments) on derivative settlements, net	187	(716)	354	(3,561)
Share-based compensation	8	6	33	22
Gains on sales of assets	(139)	(2)	(946)	(300)
Exploration	3	4	12	14
Losses on purchases, exchanges or extinguishments of debt	—	5	—	5
Other	(20)	12	6	31
Changes in assets and liabilities	(93)	47	275	(123)
Net cash provided by operating activities	470	1,050	2,380	4,125
Cash flows from investing activities:
Capital expenditures	(379)	(524)	(1,829)	(1,823)
Business combination, net	—	—	—	(1,967)
Contributions to investments	(82)	(18)	(231)	(18)
Proceeds from divestitures of property and equipment	566	(2)	2,533	407
Net cash provided by (used in) investing activities	105	(544)	473	(3,401)
Cash flows from financing activities:
Proceeds from New Credit Facility	—	1,600	1,125	1,600
Payments on New Credit Facility	—	(550)	(2,175)	(550)
Proceeds from Exit Credit Facility	—	2,328	—	9,583
Payments on Exit Credit Facility	—	(2,999)	—	(9,804)
Funds held for transition services	(91)	—	—	—
Proceeds from warrant exercise	—	24	—	27
Debt issuance and other financing costs	—	(17)	—	(17)
Cash paid to repurchase and retire common stock	(42)	(406)	(355)	(1,073)
Cash paid for common stock dividends	(75)	(424)	(487)	(1,212)
Net cash used in financing activities	(208)	(444)	(1,892)	(1,446)
Net increase (decrease) in cash, cash equivalents and restricted cash	367	62	961	(722)
Cash, cash equivalents and restricted cash, beginning of period	786	130	192	914
Cash, cash equivalents and restricted cash, end of period	$1,153	$192	$1,153	$192

Cash and cash equivalents	$1,079	$130	$1,079	$130
Restricted cash	74	62	74	62
Total cash, cash equivalents and restricted cash	$1,153	$192	$1,153	$192

NATURAL GAS, OIL AND NGL PRODUCTION AND AVERAGE SALES PRICES (unaudited)

	Three Months Ended December 31, 2023
	Natural Gas		Oil		NGL		Total
	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBbl per day	$/Bbl	MMcfe per day	$/Mcfe
Marcellus	1,801	2.15	—	—	—	—	1,801	2.15
Haynesville	1,497	2.41	—	—	—	—	1,497	2.41
Eagle Ford	52	2.42	6	82.49	7	25.67	129	6.30
Total	3,350	2.27	6	82.49	7	25.67	3,427	2.42

Average NYMEX Price		2.88		78.35
Average Realized Price (including realized derivatives)		2.87		82.49		25.67		3.01

	Three Months Ended December 31, 2022
	Natural Gas		Oil		NGL		Total
	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBbl per day	$/Bbl	MMcfe per day	$/Mcfe
Marcellus	1,941	5.35	—	—	—	—	1,941	5.35
Haynesville	1,572	5.17	—	—	—	—	1,572	5.17
Eagle Ford	127	4.30	52	84.55	16	26.31	538	10.03
Total	3,640	5.24	52	84.55	16	26.31	4,051	5.90

Average NYMEX Price		6.26		82.64
Average Realized Price (including realized derivatives)		3.40		64.67		26.31		3.99

	Year Ended December 31, 2023
	Natural Gas		Oil		NGL		Total
	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBbl per day	$/Bbl	MMcfe per day	$/Mcfe
Marcellus	1,834	2.22	—	—	—	—	1,834	2.22
Haynesville	1,551	2.30	—	—	—	—	1,551	2.30
Eagle Ford	85	2.25	21	77.80	10	25.62	274	7.64
Total	3,470	2.25	21	77.80	10	25.62	3,659	2.66

Average NYMEX Price		2.74		77.63
Average Realized Price (including realized derivatives)		2.64		72.89		25.62		2.99

	Year Ended December 31, 2022
	Natural Gas		Oil		NGL		Total
	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBbl per day	$/Bbl	MMcfe per day	$/Mcfe
Marcellus	1,836	6.03	—	—	—	—	1,836	6.03
Haynesville	1,611	5.92	—	—	—	—	1,611	5.92
Eagle Ford	127	5.64	51	96.10	16	36.76	529	11.76
Powder River Basin	10	5.45	2	95.18	1	53.96	26	10.66
Total	3,584	5.96	53	96.07	17	37.48	4,002	6.77

Average NYMEX Price		6.64		94.23
Average Realized Price (including realized derivatives)		3.67		66.36		37.48		4.32

CAPITAL EXPENDITURES ACCRUED (unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
($ in millions)
Drilling and completion capital expenditures:
Marcellus	$119	$123	$443	$461
Haynesville	187	216	891	834
Eagle Ford	—	64	222	414
Powder River Basin	—	—	—	22
Total drilling and completion capital expenditures	306	403	1,556	1,731
Non-drilling and completion - field	50	41	150	115
Non-drilling and completion - corporate	20	23	76	90
Total capital expenditures	$376	$467	$1,782	$1,936

NON-GAAP FINANCIAL MEASURES

As a supplement to the financial results prepared in accordance with U.S. GAAP, Chesapeake’s quarterly earnings releases contain certain financial measures that are not prepared or presented in accordance with U.S. GAAP. These non-GAAP financial measures include Adjusted Net Income, Adjusted Diluted Earnings Per Common Share, Adjusted EBITDAX, Free Cash Flow, Adjusted Free Cash Flow and Net Debt. A reconciliation of each financial measure to its most directly comparable GAAP financial measure is included in the tables below. Management believes these adjusted financial measures are a meaningful adjunct to earnings and cash flows calculated in accordance with GAAP because (a) management uses these financial measures to evaluate the company’s trends and performance, (b) these financial measures are comparable to estimates provided by certain securities analysts, and (c) items excluded generally are one-time items or items whose timing or amount cannot be reasonably estimated. Accordingly, any guidance provided by the company generally excludes information regarding these types of items.

Chesapeake's definitions of each non-GAAP measure presented herein are provided below. Because not all companies use identical calculations, Chesapeake’s non-GAAP measures may not be comparable to similarly titled measures of other companies.

Adjusted Net Income: Adjusted Net Income is defined as net income (loss) adjusted to exclude unrealized (gains) losses on natural gas and oil derivatives, (gains) losses on sales of assets, and certain items management believes affect the comparability of operating results, less a tax effect using applicable rates. Chesapeake believes that Adjusted Net Income facilitates comparisons of the company's period-over-period performance, which many investors use in making investment decisions and evaluating operational trends and performance. Adjusted Net Income should not be considered an alternative to, or more meaningful than, net income (loss) as presented in accordance with GAAP.

Adjusted Diluted Earnings Per Common Share: Adjusted Diluted Earnings Per Common Share is defined as diluted earnings (loss) per common share adjusted to exclude the per diluted share amounts attributed to unrealized (gains) losses on natural gas and oil derivatives, (gains) losses on sales of assets, and certain items management believes affect the comparability of operating results, less a tax effect using applicable rates. Chesapeake believes that Adjusted Diluted Earnings Per Common Share facilitates comparisons of the company's period-over-period performance, which many investors use in making investment decisions and evaluating operational trends and performance. Adjusted Diluted Earnings Per Common Share should not be considered an alternative to, or more meaningful than, earnings (loss) per common share as presented in accordance with GAAP.

Adjusted EBITDAX: Adjusted EBITDAX is defined as net income (loss) before interest expense, income tax expense (benefit), depreciation, depletion and amortization expense, exploration expense, unrealized (gains) losses on natural gas and oil derivatives, separation and other termination costs, (gains) losses on sales of assets, and certain items management believes affect the comparability of operating results. Adjusted EBITDAX is presented as it provides investors an indication of the company's ability to internally fund exploration and development activities and service or incur debt. Adjusted EBITDAX should not be considered an alternative to, or more meaningful than, net income (loss) as presented in accordance with GAAP.

Free Cash Flow: Free Cash Flow is defined as net cash provided by (used in) operating activities less cash capital expenditures. Free Cash Flow is a liquidity measure that provides investors additional information regarding the company's ability to service or incur debt and return cash to shareholders. Free Cash Flow should not be considered an alternative to, or more meaningful than, net cash provided by (used in) operating activities, or any other measure of liquidity presented in accordance with GAAP.

Adjusted Free Cash Flow: Adjusted Free Cash Flow is defined as net cash provided by (used in) operating activities less cash capital expenditures and cash contributions to investments, adjusted to exclude certain items management believes affect the comparability of operating results. Adjusted Free Cash Flow is a liquidity measure that provides investors additional information regarding the company's ability to service or incur debt and return cash to shareholders and is used to determine Chesapeake's quarterly variable dividend. Adjusted Free Cash Flow should not be considered an alternative to, or more meaningful than, net cash provided by (used in) operating activities, or any other measure of liquidity presented in accordance with GAAP.

Net Debt: Net Debt is defined as GAAP total debt excluding premiums, discounts, and deferred issuance costs less cash and cash equivalents. Net Debt is useful to investors as a widely understood measure of liquidity and leverage, but this measure should not be considered as an alternative to, or more meaningful than, total debt presented in accordance with GAAP.

RECONCILIATION OF NET INCOME AVAILABLE TO COMMON STOCKHOLDERS TO ADJUSTED NET INCOME (unaudited)

	Three Months Ended December 31,		Year Ended December 31,
($ in millions)	2023	2022	2023	2022
Net income available to common stockholders (GAAP)	$569	$3,513	$2,419	$4,869

Adjustments:
Unrealized gains on natural gas and oil derivatives	(347)	(1,702)	(1,278)	(895)
Separation and other termination costs	2	5	5	5
Gains on sales of assets	(139)	(2)	(946)	(300)
Other operating expense, net	4	25	22	78
Other interest expense	—	—	—	12
Losses on purchases, exchanges or extinguishments of debt	—	5	—	5
Other	(18)	9	(37)	(10)
Deferred income tax benefit(a)	—	(1,351)	—	(1,332)
Tax effect of adjustments(b)	114	49	517	14
Adjusted net income available to common stockholders (Non-GAAP)	$185	$551	$702	$2,446
Deemed dividend on warrants	—	67	—	67
Adjusted net income (Non-GAAP)	$185	$618	$702	$2,513

(a)
During the three and twelve month periods ended December 31, 2022, we recorded a net deferred tax asset of $1.3 billion as a result of a partial release of the valuation allowance for potential tax benefits that will more likely than not be realized.

(b)
The three and twelve month periods ended December 31, 2023 include a tax effect attributed to the reconciling adjustments using a statutory rate of 23%. The three and twelve month periods ended December 31, 2022 include tax effects attributed to the reconciling adjustments using blended rates of 3.0% and 1.3%, respectively.

RECONCILIATION OF EARNINGS PER COMMON SHARE TO ADJUSTED DILUTED EARNINGS PER COMMON SHARE (unaudited)

	Three Months Ended December 31,		Year Ended December 31,
($/share)	2023	2022	2023	2022
Earnings per common share (GAAP)	$4.34	$26.16	$18.21	$38.71
Effect of dilutive securities	(0.32)	(2.16)	(1.29)	(5.35)
Diluted earnings per common share (GAAP)	$4.02	$24.00	$16.92	$33.36

Adjustments:
Unrealized gains on natural gas and oil derivatives	(2.44)	(11.63)	(8.94)	(6.13)
Separation and other termination costs	0.01	0.03	0.04	0.03
Gains on sales of assets	(0.99)	(0.02)	(6.62)	(2.06)
Other operating expense, net	0.03	0.17	0.15	0.53
Other interest expense	—	—	—	0.08
Losses on purchases, exchanges or extinguishments of debt	—	0.04	—	0.04
Other	(0.13)	0.06	(0.26)	(0.07)
Deferred income tax benefit(a)	—	(9.22)	—	(9.12)
Tax effect of adjustments(b)	0.81	0.33	3.62	0.10
Adjusted diluted earnings available to common stockholders per common share (Non-GAAP)	$1.31	$3.76	$4.91	$16.76
Deemed dividend on warrants	—	0.46	—	0.46
Adjusted diluted earnings per common share (Non-GAAP)	$1.31	$4.22	$4.91	$17.22

(a)
During the three and twelve month periods ended December 31, 2022, we recorded a net deferred tax asset of $1.3 billion as a result of a partial release of the valuation allowance for potential tax benefits that will more likely than not be realized.

(b)
The three and twelve month periods ended December 31, 2023 include a tax effect attributed to the reconciling adjustments using a statutory rate of 23%. The three and twelve month periods ended December 31, 2022 include tax effects attributed to the reconciling adjustments using blended rates of 3.0% and 1.3%, respectively.

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDAX (unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
($ in millions)
Net income (GAAP)	$569	$3,580	$2,419	$4,936

Adjustments:
Interest expense	22	40	104	160
Income tax expense (benefit)	166	(1,390)	698	(1,285)
Depreciation, depletion and amortization	379	453	1,527	1,753
Exploration	8	9	27	23
Unrealized gains on natural gas and oil derivatives	(347)	(1,702)	(1,278)	(895)
Separation and other termination costs	2	5	5	5
Gains on sales of assets	(139)	(2)	(946)	(300)
Other operating expense, net	4	25	22	78
Losses on purchases, exchanges or extinguishments of debt	—	5	—	5
Other	(29)	9	(65)	(10)
Adjusted EBITDAX (Non-GAAP)	$635	$1,032	$2,513	$4,470

RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO ADJUSTED FREE CASH FLOW (unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
($ in millions)
Net cash provided by operating activities (GAAP)	$470	$1,050	$2,380	$4,125
Cash capital expenditures	(379)	(524)	(1,829)	(1,823)
Free cash flow (Non-GAAP)	91	526	551	2,302
Cash paid for acquisition costs	—	—	—	23
Cash contributions to investments	(82)	(18)	(231)	(18)
Free cash flow associated with divested assets(a)	(48)	(235)	(243)	(235)
Adjusted free cash flow (Non-GAAP)	$(39)	$273	$77	$2,072

(a)	In March and April of 2023, we closed two divestitures of certain Eagle Ford assets to WildFire Energy I LLC and INEOS Upstream Holdings Limited, respectively. Due to the structure of these transactions, both of which had an effective date of October 1, 2022, the cash generated by these assets was delivered to the respective buyers through a reduction in the proceeds we received at the closing of each transaction. Additionally, in November 2023, we closed the divestiture of the final portion of our Eagle Ford assets to SilverBow Resources, Inc., with an effective date of February 1, 2023 and the cash generated by these assets was delivered to the buyer through a reduction in the proceeds we received at the closing of the transaction.

RECONCILIATION OF TOTAL DEBT TO NET DEBT (unaudited)

($ in millions)	December 31, 2023
Total debt (GAAP)	$2,028
Premiums and issuance costs on debt	(78)
Principal amount of debt	1,950
Cash and cash equivalents	(1,079)
Net debt (Non-GAAP)	$871